Cash, Cash Equivalents And Short-Term Deposits	12 Months Ended
Dec. 31, 2017
Cash And Cash Equivalents [Abstract]
Cash, cash equivalents and short-term deposits

15. Cash, cash equivalents and short-term deposits

	2017	2016
	(in thousands)
	£	£
Cash and cash equivalents	86,703	19,990

Cash and cash equivalents comprise cash at banks with maturity of three months or less, which is subject to insignificant risk of changes in value. Cash at banks earn interest at fixed or variable rates based on the terms agreed for each account.

Liquidity risk is minimal and is managed using deposits with immediate and varied fixed term dates.

Cash, cash equivalents and short term deposits are measured at fair value and classified as Level 1 under the fair value level hierarchy.